UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2012

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

STAG Industrial, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 11, 2012, which was amended on November 6, 2012 and December 13, 2012 (the “Original Report”), related to the Company’s acquisition of a portfolio of 33 industrial properties from the Company’s affiliate, STAG Investments Holdings II, LLC and its subsidiaries. This Current Report on Form 8-K/A is being filed in part to include the historical financial statements and unaudited pro forma financial information required by Item 9.01(a) and (b) of Form 8-K for the 33 industrial properties (STAG Investments II Portfolio).  This Current Report on Form 8-K/A should be read in conjunction with the Original Report.

ITEM 8.01.                               OTHER EVENTS

In connection with its filing on or about the date hereof of a Registration Statement on Form S-3, the Company is also filing this report to present certain additional disclosures to be incorporated by reference therein, including disclosures relating to:

•                  historical financial statements related to certain of the Company’s completed acquisitions; and

•                  unaudited pro forma financial information regarding the Company’s completed acquisitions and one acquisition that is considered probable for purposes of Regulation S-X.

There is no assurance that the Company will acquire the property that is considered a probable acquisition for purposes of Regulation S-X because the proposed acquisition is subject to a variety of factors, including the satisfaction of customary closing conditions.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

In addition to the financial statements listed below, the Company incorporates by reference the following reports, financial statements and notes from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2012:

•                  Spartanburg Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011

•                  Notes to Statements of Revenue and Certain Expenses

•                  Reading Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011

•                  Notes to Statements of Revenue and Certain Expenses

•                  South Bend Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the Period from January 1, 2012 to March 7, 2012 (unaudited) and the Year Ended December 31, 2011

•                  Notes to Statements of Revenue and Certain Expenses

No other part or section of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2012 is incorporated by reference into this Current Report on Form 8-K/A.

(a)                                 Financial Statements Under Rule 3-14 of Regulation S-X

STAG Investments II Portfolio
Independent Auditor’s Report	3
Combined Statements of Revenue and Certain Expenses for the Three Months Ended March 31, 2013 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010	4
Notes to Combined Statements of Revenue and Certain Expenses	5

Armacell Properties
Report of Independent Auditors	8
Combined Statements of Revenue and Certain Expenses for the Period from January 1, 2012 to September 3, 2012 (unaudited) and the Year Ended December 31, 2011	9
Notes to Combined Statements of Revenue and Certain Expenses	10

Columbus Nova Properties
Report of Independent Auditors	12
Combined Statements of Revenue and Certain Expenses for the Period from January 1, 2012 to June 14, 2012 (unaudited) and the Year Ended December 31, 2011	13
Notes to Combined Statements of Revenue and Certain Expenses	14

(b)                                 Unaudited Pro Forma Condensed Consolidated Financial Information

STAG Industrial, Inc. and Subsidiaries	16
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013	18
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2013	19
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012	20
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	21

(d)                             Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

Independent Auditor’s Report

To the Board of Directors and Stockholders of STAG Industrial, Inc.

We have audited the accompanying combined statements of revenue and certain expenses of the STAG Investments II Portfolio (the “Properties”) for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Combined Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined  statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the combined revenue and certain expenses described in Note 2 of the STAG Investments II Portfolio Combined Statements of Revenue and Certain Expenses for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of STAG Industrial, Inc.) and are not intended to be a complete presentation of the Properties revenue and expenses.  Our opinion is not modified with respect to this matter.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

May 8, 2013

STAG Investments II Portfolio

Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

		Year Ended	Year Ended	Year Ended
	Three Months Ended	December 31,	December 31,	December 31,
	March 31, 2013	2012	2011	2010
	Unaudited
Revenue
Rental income	$213	$12,286	$16,064	$16,316
Tenant recoveries	120	1,856	2,031	1,709

Total revenue	333	14,142	18,095	18,025

Certain expenses
Cost of rental operations	83	1,133	1,904	1,659
Real estate taxes and insurance	40	1,902	1,837	1,933

Certain expenses	123	3,035	3,741	3,592

Revenue in excess of certain expenses	$210	$11,107	$14,354	$14,433

The accompanying notes are an integral part to the combined statements of revenue and certain expenses.

STAG Investments II Portfolio

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

1.                                      Organization

On October 9, 2012, STAG Industrial Inc. (“STAG”) acquired 31 industrial properties from STAG Investments Holdings II, LLC, a wholly owned subsidiary of STAG Investments II, LLC (the “Fund”), which are related parties of STAG through common management. Subsequently, on October 31, 2012 and April 5, 2013, STAG acquired two additional industrial properties from the Fund.  STAG and its predecessor served as the asset manager of the Fund for all periods presented.

STAG Investments II Portfolio, which is not a legal entity, is a combination of 33 industrial properties located in 10 states throughout the United States of America (the “Properties”). The accompanying combined statements of revenue and certain expenses (the “Statements”) relate to the operations of the Properties.

The Properties were acquired by STAG Investments Holdings II, LLC prior to January 1, 2010.

2.                                      Significant Accounting Policies

(a)                                 Basis of Presentation

The accompanying Statements relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Properties for the three months ended March 31, 2013 and for the years ended December 31, 2012, 2011 and 2010, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Properties:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Properties

Because these Properties were acquired from a related party, these Statements have been prepared for the three months ended March 31, 2013 and years ended December 31, 2012, 2011 and 2010 of ownership.  The Statements are presented on a combined basis as the Properties were under common management for all periods being presented. The information being reported on for the year ended December 31, 2012, reflects the following: the 31 properties acquired on October 9, 2012 for the period from January 1, 2012 through October 8, 2012, the one property acquired October 31, 2012 for the period from January 1, 2012 through October 30, 2012 and the one property acquired on April 5, 2013 for the year ended December 31, 2012. The information being reported on for the three months ended March 31, 2013 relates to the one property acquired on April 5, 2013.

(b)                                 Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $5, $132, $195, and $709 for the three months ended March 31, 2013 (unaudited) and for the years ended December 31, 2012, 2011 and 2010, respectively. Tenant recoveries represent additional rents from expense reimbursements for insurance, real estate taxes, and certain other expenses and are recognized in the period in which the related expenses are incurred.

Certain tenants make payments for insurance, real estate taxes and certain other expenses, and these costs, which have been assumed by the tenants under the terms of their respective leases, are not reflected in the Properties’ financial statements. Management estimates that real estate taxes, which are the responsibility of these certain tenants, were approximately $0, $823, $1,600 and $1,600 for the three months ended March 31, 2013 (unaudited), and for the years ended December 31, 2012, 2011 and 2010, respectively. In instances whereby the tenant has assumed the cost for insurance, real estate taxes, and certain other expenses, no recovery revenue has been reflected in the Statements.

Rental revenue from month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

(c)                                  Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d)                                 Unaudited Interim Statement

The statement of revenue and certain expenses for the three months ended March 31, 2013 is unaudited and relates to the one property acquired on April 5, 2013. In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

3.                                      Description of Leasing Arrangements

The Properties are leased to tenants primarily under non-cancelable operating leases which vary in length.

Future minimum base rentals over the next five years and thereafter on non-cancelable operating leases as of December 31, 2012, are as follows:

2013	$847
2014	868
2015	885
2016	901
2017	75
Thereafter	—

The above future minimum lease payments for the property acquired on April 5, 2013 exclude tenant reimbursements, amortization of accrued rental revenue and above/below-market lease intangibles. The remaining 32 properties are excluded as they were acquired by STAG prior to December 31, 2012.

Certain leases provide for payments that represent reimbursements for related expenses incurred under existing ground leases.

4.                                      Ground Lease Commitments

Two adjacent buildings are subject to one non-cancelable operating ground lease agreement which commenced on May 1, 1994 and has a forty year term expiring April 30, 2034. The ground lease provides for monthly minimum rent and future rent increases. For the three months ended March 31, 2013 (unaudited) and for the years ended December 31, 2012, 2011 and 2010, the Properties expensed ground lease payments under this operating lease in the amount of $0, $113, $146, and $146, respectively. The three months ended March 31, 2013 solely relate to the one property acquired on April 5, 2013; which is not subject to a ground lease. Rent adjustments are every five years on the basis of increases in the Consumer Price Index (CPI) or fair market value pursuant to certain clauses in the lease agreement.

As there is no ground lease for the one property acquired on April 5, 2013, there are no future minimum ground lease commitments as of December 31, 2012.

One building is subject to a non-cancelable operating ground lease agreement which commenced on October 28, 1996 and is set to expire on December 31, 2038.  The ground lease provides for monthly ground rent and future rent increases. Rent adjustments are every five years on the basis of increases in the Consumer Price Index (CPI) pursuant to certain clauses in the lease agreement.  The lease for the building requires the tenant to pay the ground lease payments directly to the land owner.  These ground lease payments are not reflected in the Properties’ Statements.  To the extent the tenant fails to make the ground lease payments, the Properties would recognize the expense for the obligation.  The Properties estimate that the ground lease payments, which are the responsibility of the tenant, were approximately $0, $114, $142, and $164 for the three months ended March 31, 2013 (unaudited) and the years ended December 31, 2012, 2011, and 2010, respectively.

5.                                      Commitments and Contingencies

The Properties are subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Properties’ revenue and certain operating expenses.

6.                                      Subsequent Events

Management has evaluated the events and transactions that have occurred through May 8, 2013, the date which the Statements were available to be issued, and noted no items requiring adjustment to the Statements or additional disclosure.

Report of Independent Auditors

To the Board of Directors and Stockholders of STAG Industrial, Inc.:

We have audited the accompanying combined statement of revenue and certain expenses (the “Statement”) of the Armacell Properties (the “Properties”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K/A of STAG Industrial, Inc.), as described in Note 2 and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 2, of the Properties for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 8, 2013

Armacell Properties

Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to September 3, 2012 (unaudited)	Year Ended December 31, 2011

Revenue
Rental income	$1,341	$1,990
Total revenue	1,341	1,990

Certain expenses
Certain expenses	—	—
Revenue in excess of certain expenses	$1,341	$1,990

The accompanying notes are an integral part to the combined statements of revenue and certain expenses.

Armacell Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)                                 Organization

The Armacell Properties (the “Properties”), are three single tenant industrial properties. Two properties are located in Mebane, NC and one is located in Dallas, GA. The accompanying combined statements of revenue and certain expenses (the “Statements”) relate to the operations of the Properties.

Prior to September 4, 2012, the Properties were owned by an unaffiliated third party of STAG Industrial, Inc. and were under common management.  Therefore their results are being presented on a combined basis in the Statements.  On September 4, 2012 the Properties were acquired by STAG Mebane 1, LLC, STAG Mebane 2, LLC and STAG Dallas, LLC, single member limited liability companies wholly owned by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial, Inc.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Properties, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Properties:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Properties

(b)                                 Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Future rent increases in the tenant leases at the Properties are based on the Consumer Price Index (CPI); therefore, there is no straight-line rent adjustment.  The tenants make payments for certain expenses and costs, which have been assumed by the tenants under the terms of their respective lease, and are not reflected in the Statements.  Management estimates that real estate taxes, which are the responsibility of these certain tenants, were approximately $160, and $237 for the period from January 1, 2012 to September 3, 2012 (unaudited), and for the year ended December 31, 2011, respectively. In instances whereby the tenant has assumed the cost for insurance, real estate taxes, and certain other expenses, no recovery revenue has been reflected in the Statements.

(c)                                  Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Armacell Properties

Notes to Combined Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(d)           Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to September 3, 2012 is unaudited.  In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(3)          Description of Leasing Arrangements

The Properties are leased to three tenants under non-cancelable operating leases. All three leases have an expiration date of June 29, 2025.

Future minimum base rentals over the next five years and thereafter on the non-cancelable operating leases at December 31, 2011 are as follows:

2012	$1,990
2013	1,990
2014	1,990
2015	1,990
2016	1,990
Thereafter	16,897

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)           Commitments and Contingencies

The Properties are subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Properties’ revenue and certain operating expenses.

(5)           Subsequent Events

Management has evaluated the events and transactions that have occurred through May 8, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Report of Independent Auditors

To the Board of Directors and Stockholders of STAG Industrial, Inc.:

We have audited the accompanying combined statement of revenue and certain expenses (the “Statement”) of the Columbus Nova Properties (the “Properties”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K/A of STAG Industrial, Inc.), as described in Note 2 and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 2, of the Properties for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 8, 2013

Columbus Nova Properties

Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to June 14, 2012 (unaudited)	Year Ended December 31, 2011

Revenue
Rental income	$1,390	$3,072
Total revenue	1,390	3,072

Certain expenses
Certain expenses	—	—
Revenue in excess of certain expenses	$1,390	$3,072

The accompanying notes are an integral part to the combined statements of revenue and certain expenses.

Columbus Nova Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)           Organization

The Columbus Nova Properties (the “Properties”), consist of six single tenant industrial properties located in Orlando, FL; Buffalo, NY; Arlington, TX; Avon, CT; Pineville, NC; and Edgefield, SC. The accompanying combined statements of revenue and certain expenses (the “Statements”) relate to the operations of the Properties.

Prior to June 15, 2012, the Properties were owned by an unaffiliated third party of STAG Industrial, Inc. and were under common management.  Therefore their results are being presented on a combined basis in the Statements.  On June 15, 2012 the Properties were acquired by STAG Industrial Holdings, LLC, a single member limited liability company wholly owned by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial, Inc.

(2) Significant Accounting Policies

(a)           Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Properties, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Properties:

•      Depreciation and amortization

•      Interest income and expense

•      Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Properties

(b)           Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $110 and $268 for the period from January 1, 2012 to June 14, 2012 (unaudited) and the year ended December 31, 2011, respectively. The tenants make payments for certain expenses and costs, which have been assumed by the tenants under the terms of their respective leases, and are not reflected in the Statements.  Management estimates that real estate taxes, which are the responsibility of these certain tenants, were approximately $193, and $430 for the period from January 1, 2012 to June 14, 2012 (unaudited), and for the year ended December 31, 2011, respectively. In instances whereby the tenant has assumed the cost for insurance, real estate taxes, and certain other expenses, no recovery revenue has been reflected in the Statements.

(c)           Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of

Columbus Nova Properties

Notes to Combined Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d)           Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to June 14, 2012 is unaudited. In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(3)           Description of Leasing Arrangements

The Properties are leased to six tenants under non-cancelable operating leases. Two leases have an expiration date of June 30, 2022; one lease has an expiration of August 31, 2023; one lease has an expiration date of August 31, 2026; and two leases have an expiration date of August 31, 2028.

Future minimum base rentals over the next five years and thereafter on the non-cancelable operating leases at December 31, 2011 are as follows:

2012	$2,839
2013	2,898
2014	2,957
2015	2,982
2016	3,044
Thereafter	27,657

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)           Commitments and Contingencies

The Properties are subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Properties’ revenue and certain operating expenses.

(5)           Subsequent Events

Management has evaluated the events and transactions that have occurred through May 8, 2013 the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated financial statements (including notes thereto) of STAG Industrial, Inc. (the “Company”) are qualified in their entirety and should be read in conjunction with the historical financial statements included elsewhere or incorporated by reference in this Current Report on Form 8-K/A.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013, reflects the financial position of the Company as if the acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements had been completed on March 31, 2013. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and the three months ended March 31, 2013 are presented as if the acquisitions by the Company had occurred on January 1, 2012.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the three months ended March 31, 2013 and the year ended December 31, 2012, giving effect to the following acquisitions (including the 33 property acquisitions from STAG Investments Holdings II, LLC (the “STAG Investments II Portfolio”) for a total purchase price of $138.8 million, excluding closing costs):

2012 ACQUISITIONS

STAG Industrial, Inc.

Property Description	Market	# of Buildings	Date Acquired	Square Footage	Acquisition Price
STAG East Windsor, LLC	Hartford, CT	1	3/1/2012	145,000	$6,000,000
STAG South Bend, LLC	South Bend, In	1	3/8/2012	225,000	$6,730,000
STAG Lansing 2, LLC	Lansing—East Lansing, MI	1	3/21/2012	129,325	$6,600,000
STAG Portland, LLC	Portland, ME	1	3/27/2012	100,600	$5,760,000
STAG Portland 2, LLC	Nashville, TN	1	3/30/2012	414,043	$13,000,000
STAG Spartanburg, LLC	Spartanburg, SC	4	4/5/2012	409,600	$9,000,000
STAG Franklin, LLC	Indianapolis, IN	1	4/17/2012	703,496	$17,750,000
STAG Reading, LLC	Reading, PA	1	5/24/2012	394,289	$17,050,000
STAG Avon, LLC	Hartford, CT	1	6/15/2012	78,400	$3,870,000
STAG Orlando, LLC	Orlando, FL	1	6/15/2012	155,000	$6,750,000
STAG Pineville, LLC	Charlotte, NC	1	6/15/2012	75,400	$2,750,000
STAG Buffalo, LLC	Buffalo, NY	1	6/15/2012	117,000	$4,750,000
STAG Edgefield, LLC	Agusta, GA	1	6/15/2012	126,190	$2,500,000
STAG Arlington 2, LP	Dallas - Forth Worth, TX	1	6/15/2012	196,000	$9,380,000
STAG Bellevue, LLC	Toledo, OH	1	7/18/2012	181,838	$5,700,000
STAG Atlanta, LLC	Atlanta, GA	1	8/1/2012	407,981	$11,300,000
STAG Huntersville, LLC	Charlotte-Gastonia-Rock Hill, NC-SC	1	8/6/2012	185,570	$5,500,000
STAG Simpsonville, LLC	Greenville-Spartanburg-Anderson, SC	1	8/23/2012	204,952	$4,750,000
STAG Simpsonville, LLC	Greenville-Spartanburg-Anderson, SC	1	8/23/2012	207,042	$4,375,000
STAG Dallas, LLC	Atlanta, GA	1	9/4/2012	92,807	$3,314,706
STAG Mebane 1, LLC	Greensboro-Winston Salem-High Point, NC	1	9/4/2012	223,340	$9,058,050
STAG Mebane 2, LLC	Greensboro-Winston Salem-High Point, NC	1	9/4/2012	202,691	$7,327,245
STAG De Pere, LLC	Green Bay, WI	1	9/13/2012	200,000	$9,225,000
STAG Duncan, LLC	Greenville-Spartanburg-Anderson, SC	1	9/21/2012	474,000	$16,063,000
STAG Duncan, LLC	Greenville-Spartanburg-Anderson, SC	1	9/21/2012	313,380	$9,837,000
STAG Buena Vista, LLC	Lynchburg, VA	1	9/27/2012	172,759	$5,000,000
STAG Gurnee, LLC	Chicago-Gary-Kenosha, IL-IN-WI	1	9/28/2012	223,760	$9,170,000
STAG Investments II Portfolio	17 Various Markets	31	10/9/2012	4,341,198	$127,626,734
STAG Chicopee, LLC	Springfield, MA	1	10/26/2012	217,000	$8,193,000
STAG Investments II Portfolio	Detroit-Ann Arbor-Flint, MI	1	10/31/2012	108,000	$5,021,816
STAG Harrisonburg, LLC	Harrisonburg, VA	1	11/29/2012	357,673	$16,050,000
STAG Toledo, LLC	Toledo, OH	1	12/13/2012	177,500	$9,100,000
STAG Woodstock, LLC	Chicago-Gary-Kenosha, IL-IN-WI	1	12/14/2012	129,803	$5,705,000
STAG Kansas City 2, LLC	Kansas City, MO-KS	1	12/19/2012	226,576	$8,000,000
STAG Smyrna, LLC	Atlanta, GA	1	12/20/2012	102,000	$4,525,000
STAG Montgomery, LLC	Chicago-Gary-Kenosha, IL-IN-WI	1	12/20/2012	584,301	$19,400,000
STAG Statham, LLC	Atlanta, GA	1	12/21/2012	225,680	$7,775,000
Total		70		12,829,194	$423,906,551

2013 ACQUISITIONS

STAG Industrial, Inc.

Property Description	Market	# of Buildings	Date Acquired	Square Footage	Acquisition Price
STAG Orangeburg, LLC	Orangeburg, SC	1	2/7/2013	319,000	$4,584,107
STAG Golden, LLC	Denver-Aurora-Lakewood, CO	1	2/27/2013	227,500	$8,600,000
STAG Columbia, LLC	Columbia, SC	1	2/28/2013	273,280	$9,630,000
STAG DeKalb, LLC	Chicago-Napeville-Elgin, IL-IN-WI	1	3/15/2013	146,740	$6,400,000
STAG Ocala, LLC	Ocala, FL	1	3/26/2013	619,466	$18,500,000
STAG Londonderry, LLC	Boston-Cambridge-Newton, MA-NH	1	3/28/2013	125,060	$9,000,000
STAG Marion 2, LLC	Cedar Rapids, IA	1	3/28/2013	95,500	$3,830,000
STAG Investments II Portfolio	South Bend - Misawaka, IN-MI	1	4/5/2013	308,884	$6,154,318
STAG Southfield 1 & 2, LLC	Detroit—Ann Arbor—Flint, MI	1	4/9/2013	113,000	$7,175,000
STAG Houston 2, LP	Houston—Galveston—Brazoria, TX	1	4/9/2013	201,574	$13,550,000
STAG Idaho Falls, LLC	Idaho Falls, ID	1	4/11/2013	90,300	$4,800,000
Total		11		2,520,304	$92,223,425

PROBABLE ACQUISITIONS

STAG Industrial, Inc.

Property Description	Market	# of Buildings	Date Acquired	Square Footage	Acquisition Price

Mt. Prospect	Chicago—Gary—Kenosha, IL—IN—WI	1	Probable	87,380	$4,700,000
Total		1		87,380	$4,700,000

In management’s opinion, all adjustments necessary to reflect the above transactions have been made.  The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 8, 2013 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed with the Securities and Exchange Commission on May 8, 2013.

The unaudited pro forma condensed consolidated financial statements as of March 31, 2013 and for the year ended December 31, 2012 and the three months ended March 31, 2013 are not necessarily indicative of what our actual financial condition would have been at March 31, 2013 or what our actual results of operations would have been assuming the transactions had occurred as of January 1, 2012 nor do they purport to represent our financial condition or results of operation for future periods.

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2013

(dollars in thousands)

	STAG	STAG	STAG
	Industrial	Investments II	Industrial Inc.	Company
	Inc.	Portfolio	Acquisitions	Pro Forma
	(A)	(B)	(C)
Assets
Rental property:
Land	$109,116	$800	$4,228	$114,144
Buildings	695,119	2,958	16,548	714,625
Tenant improvements	35,394	38	347	35,779
Building and land improvements	24,436	112	713	25,261
Less: accumulated depreciation	(52,257)	—	—	(52,257)
Total rental property, net	811,808	3,908	21,836	837,552

Cash and cash equivalents	11,980	(6,154)	—	5,826
Restricted cash	7,540	—	—	7,540
Tenants accounts receivable, net	10,373	—	—	10,373
Prepaid expenses and other assets	3,657	—	—	3,657
Deferred financing fees, net	5,903	—	—	5,903
Leasing commissions, net	2,276	—	—	2,276
Goodwill	4,923	—	—	4,923
Due from related parties	300	—	—	300
Deferred leasing intangibles, net	190,243	2,246	8,389	200,878
Total assets	$1,049,003	$—	$30,225	$1,079,228

Liabilities and equity
Liabilities:
Mortgage notes payable	228,844	—	—	228,844
Unsecured credit facility	20,000		30,225	50,225
Unsecured term loans	175,000	—	—	175,000
Accounts payable, accrued expenses and other liabilities	8,832	—	—	8,832
Interest rate swaps	469	—	—	469
Tenant prepaid rent and security deposits	6,808	—	—	6,808
Dividends and distributions payable	16,122	—	—	16,122
Deferred leasing intangibles, net	6,852	—	—	6,852
Total liabilities	462,927	—	30,225	493,152

Equity:
Preferred stock, par value $0.01 per share, 10,000,000 shares authorized, 2,760,000 shares (liquidation preference of $25.00 per share) issued and outstanding at March 31, 2013 and December 31, 2012, respectively	69,000	—	—	69,000
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 42,221,072 and 35,698,582 shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	422	—	—	422
Additional paid-in capital	524,843	—	—	524,843
Common stock dividends in excess of earnings	(75,383)	—	—	(75,383)
Accumulated other comprehensive loss	(361)	—	—	(361)
Total stockholders’ equity	518,521	—	—	518,521
Noncontrolling interest	67,555	—	—	67,555
Total equity	586,076	—	—	586,076
Total liabilities and equity	$1,049,003	$—	$30,225	$1,079,228

See accompanying notes to unaudited pro forma condensed consolidated financial statements

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2013

(dollar in thousands, except per share data)

	STAG Industrial, Inc.	STAG Investments II Portfolio	STAG Industrial, Inc. Acquisitions	Pro Forma Adjustments		Total Pro Forma Adjustments	Company Pro Forma
	(AA)	(BB)	(CC)
Revenue
Rental income	$26,287	$200	$1,885	$—		$2,085	$28,372
Tenant recoveries	3,665	120	254	—		374	4,039
Other income	396		—	(4	)(DD)	(4)	392
Total revenue	30,348	320	2,139	(4)		2,455	32,803

Expenses
Property	5,343	123	311	—		434	5,777
General and administrative	4,506	—	—	—		—	4,506
Property acquisition costs	575	—	—	(575	)(EE)	(575)	—
Depreciation and amortization	15,610	134	1,190	—		1,324	16,934
Other expenses	85	—	—	—		—	85
Total expenses	26,119	257	1,501	(575)		1,183	27,302

Other income (expense)
Interest income	3	—	—	—		—	3
Interest expense	(4,650)	—	(161)	22	(FF)	(139)	(4,789)
Total other income (expense)	(4,647)	—	(161)	22		(139)	(4,786)
Net income (loss)	$(418)	$63	$477	$593		$1,133	$715
Less: income (loss) attributable to noncontrolling interest	(265)	—		152	(GG)	152	(113)
Net income (loss) attributable to STAG Industrial, Inc.	$(153)	$63	$477	$441		$981	$828
Less: preferred stock dividends	1,553	—	—	—		—	1,553
Less: amount allocated to unvested restricted stock	69	—	—	—		—	69
Net income (loss) attributable to the common stockholders	$(1,775)	$63	$477	$441		$981	$(794)
Weighted average common shares outstanding - basic and diluted	40,514,942						40,514,942
Loss per share - basic and diluted
Loss per share - basic and diluted	$(0.04)					(HH)	$(0.02)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(dollars in thousands, except per share data)

	STAG Industrial, Inc.	STAG Investments II Portfolio	STAG Industrial, Inc. Acquisitions	Pro Forma Adjustments		Total Pro Forma Adjustments	Company Pro Forma
	(AA)	(BB)	(CC)
Revenue
Rental income	$75,390	$12,372	$26,175	$—		$38,547	$113,937
Tenant recoveries	8,785	1,856	2,741	—		4,597	13,382
Other income	1,312		—	(98	)(DD)	(98)	1,214
Total revenue	85,487	14,228	28,916	(98)		43,046	128,533

Expenses
Property	12,888	3,035	3,160	—		6,195	19,083
General and administrative	14,549	—	—	—		—	14,549
Property acquisition costs	4,218	—	—	(4,218	)(EE)	(4,218)	—
Depreciation and amortization	43,275	12,563	18,344	—		30,907	74,182
Loss on impairment	622	—	—	—		—	622
Other expenses	339	—	—	—		—	339
Total expenses	75,891	15,598	21,504	(4,218)		32,884	108,775

Other income (expense)
Interest income	19	—	—			—	19
Interest expense	(16,110)	(2,651)	(449)	88	(FF)	(3,012)	(19,122)
Gain on interest rate swaps	215	—	—	—		—	215
Offering costs	(68)	—	—	—		—	(68)
Loss on extinguishment of debt	(929)	—	—	—		—	(929)
Total other income (expense)	(16,873)	(2,651)	(449)	88		(3,012)	(19,885)
Net income (loss) from continuing operations	$(7,277)	$(4,021)	$6,963	$4,208		$7,150	$(127)
Less: income (loss) from continuing operations attributable to noncontrolling interest	(3,058)	—		2,283	(GG)	2,283	(775)
Net income (loss) from continuing operations attributable to STAG Industrial, Inc.	$(4,219)	$(4,021)	$6,963	$1,925		$4,867	$648
Less: preferred stock dividends	6,210	—	—	—		—	6,210
Less: amount allocated to unvested restricted stock	122	—	—	—		—	122
Net income (loss) from continuing operations attributable to the common stockholders	$(10,551)	$(4,021)	$6,963	$1,925		$4,867	$(5,684)
Weighted average common shares outstanding - basic and diluted	25,046,664						25,046,664
Loss per share from continuing operations - basic and diluted
Loss per share from continuing operations - basic and diluted	$(0.42)					(HH)	$(0.23)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

STAG Industrial, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

1.  ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The adjustments to the unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 are as follows:

(A)                               Represents the unaudited condensed consolidated balance sheet of STAG Industrial, Inc. as of March 31, 2013.

(B)                               Reflects the acquisition of one industrial property, from the Company’s affiliate, STAG Investments Holdings II, LLC that closed subsequent to March 31, 2013.  This acquisition was funded using the Company’s cash on hand of $6.2 million. The following pro forma adjustments are necessary to reflect the initial allocation of the estimated purchase price of this acquisition.  The allocation of purchase price shown in the table below is based on the Company’s best estimate and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

Land	$800
Buildings	2,958
Building and land improvements	112
Tenant improvements	38
Total rental property	3,908
Deferred leasing intangibles - assets	2,246
Assets acquired	$6,154

(C)                           Reflects the acquisition of four properties, in separate transactions, that have either closed or are considered probable of closing subsequent to March 31, 2013.  These acquisitions were funded and will be funded using proceeds from the Company’s unsecured credit facility of $30.2 million.  The following pro forma adjustments are necessary to reflect the initial allocation of the estimated purchase price of these acquisitions.  The allocation of purchase price shown in the table below is based on the Company’s best estimates and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

Land	$4,228
Buildings	16,548
Building and land improvements	713
Tenant improvements	347
Total rental property	21,836
Deferred leasing intangibles - assets	8,389
Assets acquired	$30,225

2.  ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The adjustments to the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 are as follows:

(AA)                      Reflects the historical results of STAG Industrial, Inc. for the three months ended March 31, 2013 (unaudited) and year ended December 31, 2012, respectively.

(BB)                      The information provided for the three months ended March 31, 2013 reflects the results of operations for the one property acquired on April 5, 2013 as the remaining 32 properties were included in the Company’s historical results. The information provided for the year ended December 31, 2012 reflects the results of operations for the acquisitions of 33 industrial properties, in three separate closings, from the Company’s affiliate, STAG Investments Holdings II, LLC.  The table below illustrates the adjustments to revenue and expenses for these acquisitions. Adjustments to revenue represent the impact of the amortization of the net amount of above and below market rents and change in straight-line rent recognition as a result of purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Depreciation and amortization amounts were determined in accordance with the Company’s policies and are based on management’s evaluation of the estimated useful lives of the properties and intangibles. The amounts allocated to buildings are depreciated over 40 years. The amounts allocated to lease intangibles are generally amortized over the remaining life of the related leases. Interest expense represents the interest expense of the debt for the respective mortgage note of the STAG Investments II Portfolio properties acquired as of March 31, 2013 as if the debt was obtained on January 1, 2012 using the respective interest rate as of March 31, 2013.

STAG Investments II Portfolio

For the Three Months Ended March 31, 2013

	Certain Revenue and Expenses
	STAG Investments II Portfolio	Adjustments (1)	STAG Investments II Portfolio
Rental income	$213	$(13)	$200
Tenant recoveries	120	—	120
Total revenue	$333	$(13)	$320
Property	$123	$—	$123
Depreciation and amortization	—	134	134
Interest expense	—	—	—
Total expense	$123	$134	$257

For the Year Ended December 31, 2012

	Certain Revenue and Expenses
	STAG Investments II Portfolio	Adjustments (1)	STAG Investments II Portfolio
Rental income	$12,286	$86	$12,372
Tenant recoveries	1,856	—	1,856
Total revenue	$14,142	$86	$14,228
Property	$3,035	$—	$3,035
Depreciation and amortization	—	12,563	12,563
Interest expense	—	2,651	2,651
Total expense	$3,035	$15,214	$18,249

(1)                                 The adjustments relate to above/below market lease amortization, straight line rent adjustments, adding depreciation and amortization, and adding interest expense for the related debt.

(CC)                      For the three months ended March 31, 2013, reflects the results of operations of 11 properties, in multiple separate transactions, that have either closed during the three months ended March 31, 2013, as well as properties that closed or are considerable probable of closing subsequent to March 31, 2013.  For the year ended December 31, 2012, reflects the results of operations for acquisitions of 49 properties, in multiple separate transactions.   The table below illustrates the adjustments to revenue and expenses for these acquisitions. Adjustments to revenue represent the impact of the amortization of the net amount of above and below market rents and change in straight-line rent recognition as a result of purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Depreciation and amortization amounts were determined in accordance with the Company’s policies and are based on management’s evaluation of the estimated useful lives of the properties and intangibles. The amounts allocated to buildings are depreciated over 40 years. The amounts allocated to lease intangibles are generally amortized over the remaining life of the related leases. Interest expense represents the interest expense of the debt for the respective outstanding balance at March 31, 2013 of the mortgage notes and unsecured term loans as if the debt was obtained on January 1, 2012 using the respective interest rates as of March 31, 2013.  The interest expense also includes interest expense from January 1, 2012 to September 10, 2012 at the secured credit facility negotiated rate and from September 11, 2012 to March 31, 2013 at the unsecured credit facility negotiated rate as if the debt was obtained on January 1, 2012 for the outstanding unsecured credit facility balance as of March 31, 2013 plus the pro forma draw on the unsecured credit facility of $30.2 million.  The negotiated rates changed on September 10, 2012 when the Company paid off the remaining balance under the secured credit facility, and terminated the secured credit facility and contemporaneously closed on the unsecured credit facility.

	For the Three Months Ended March 31, 2013
	Certain Revenue and Expenses
	Various (2)	Adjustments(1)	Pro Forma STAG Industrial Inc. Acquisitions
Revenues
Rental income	$2,010	$(125)	$1,885
Tenant recoveries	254	—	254
Total revenues	$2,264	$(125)	$2,139

Expenses
Property	$311	$—	$311
Depreciation and amortization	—	1,190	1,190
Interest expense	—	(161)	(161)
Total expense	$311	$1,029	$1,340

	For the Year Ended December 31, 2012
	Certain Revenue and Expenses
	Various (3)	STAG South Bend, LLC (4)	STAG Spartanburg, LLC (5)	STAG Reading, LLC (6)	Columbus Nova Properties (7)	Armacell Properties (8)	Adjustments(1)	Pro Forma STAG Industrial Inc. Acquisitions
Revenues
Rental income	$22,162	$109	$261	$394	$1,390	$1,341	$518	$26,175
Tenant recoveries	2,514	—	10	137	—	—	80	2,741
Total revenues	$24,676	$109	$271	$531	$1,390	$1,341	$598	$28,916

Expenses
Property	$2,876	$—	$58	$136	$—	$—	$90	$3,160
Depreciation and amortization	—	—	—	—	—	—	18,344	18,344
Interest expense	—	$—	—	—	—	—	(449)	(449)
Total expense	$2,876	$—	$58	$136	$—	$—	$17,985	$21,055

(1)                                 The adjustments relate to above/below market lease amortization, straight-line rent adjustments, adding depreciation and amortization, and adding interest expense for the related debt.

(2)                                 Represents pro forma results for properties that were acquired by STAG Industrial Inc. after December 31, 2012 or deemed probable acquisitions at May 8, 2013.

(3)                                 Represents pro forma results for properties that were acquired by STAG Industrial Inc. in 2012 and 2013 or deemed probable acquisitions at May 8, 2013, excluding the properties presented separately in the above tables.

(4)                                 On March 8, 2012, the South Bend Property was acquired by STAG Industrial, Inc. Historical financial statements for the South Bend Property have been incorporated by reference in this report.

(5)                                 On April 5, 2012, the Spartanburg Property was acquired by STAG Industrial, Inc. Historical financial statements for the Spartanburg Property have been incorporated by reference in this report.

(6)                                 On May 24, 2012, the Reading Property was acquired by STAG Industrial, Inc. Historical financial statements for the Reading Property have been incorporated by reference in this report.

(7)                                 On June 15, 2012, the Columbus Nova Properties were acquired by STAG Industrial, Inc.  Historical financial statements for the Columbus Nova Properties are included elsewhere in this report.

(8)                                On September 4, 2012, the Armacell Properties were acquired by STAG Industrial, Inc. Historical financial statements for the Armacell Properties are included elsewhere in this report.

(DD)                      STAG Industrial Management, LLC (the “Manager”), a wholly owned subsidiary of STAG Industrial, Inc. is performing certain asset management services for STAG Investments II, LLC (the “Fund”), a related party. The Manager is paid annual asset management fee revenue based on the equity investment in the Fund’s assets. Reflects the reduction in asset management fee revenue due to the reduction of the Fund’s assets by the Fund’s sale to the Company of 33 of its properties for the three months ended March 31, 2013 and the year ended December 31, 2012.

(EE)        Reflects the add back of the Company’s property acquisition costs related to these transactions.

(FF)                          Represents adjustment to unused fees for the Company’s secured and unsecured credit facilities.

(GG)                      Reflects the allocation of net income (loss) to the noncontrolling interest.

(HH)                    Pro forma loss from continuing operations per share—basic and diluted are calculated by dividing pro forma consolidated net loss from continuing operations attributable to the Company’s common stockholders by the number of weighted average shares of common stock outstanding for the three months ended March 31, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Gregory W. Sullivan
Gregory W. Sullivan
Chief Financial Officer, Executive Vice President and Treasurer
Dated: May 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP